UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported:    July 11, 2006

Merge Technologies Incorporated
(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-29486	39-1600938
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin	53214
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (414) 977-4000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 11, 2006, Merge Technologies Incorporated (the “Registrant”) announced that it received a written notification from the NASDAQ Listing Qualifications Panel stating that the panel determined to continue the listing of the Registrant’s common stock on The NASDAQ National Market, subject to the Registrant’s filing its Annual Report on Form 10-K for the fiscal year ended December 31, 2005, its Form 10-Q for the quarter ended March 31, 2006 and all required restatements by no later than August 29, 2006. The Registrant will also need to file its Form 10-Q for the quarter ended June 30, 2006 by that date to regain compliance with the NASDAQ listing standards. A copy of the Registrant’s press release with respect to this matter is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits
99.1	Press Release of the Registrant dated July 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

	By:	/s/ Steven M. Oreskovich
Steven M. Oreskovich
Chief Accounting Officer (interim principal financial officer)

Dated: July 11, 2006

Exhibit Index

Exhibit
Number	Description of Exhibits

99.1	Press Release of the Registrant dated July 11, 2006.